Filed pursuant to Rule 497(a)
File No. 333-166012
Rule 482ad
Fifth Street Finance Corp. Prices
Public Offering of Common Stock
WHITE PLAINS, N.Y., February 1, 2011 — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) today announced that it priced a public offering of 10,000,000 shares of its common stock at a public offering price of $12.65 per share for total gross proceeds of $126,500,000. All shares are being offered by Fifth Street. Wells Fargo Securities, Morgan Stanley, UBS Investment Bank, Deutsche Bank Securities and RBC Capital Markets are serving as joint book-running managers for the offering. Stifel Nicolaus Weisel is acting as co-lead manager and Gilford Securities Incorporated, FBR Capital Markets & Co. and ING are acting as co-managers for the offering.
The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about February 4, 2011. Fifth Street has also granted the underwriters an option to purchase up to an additional 1,500,000 shares of common stock to cover over-allotments, if any.
Fifth Street intends to use the net proceeds from this offering to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes. Fifth Street may also use a portion of the net proceeds from this offering to repay its outstanding indebtedness.
The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering is being made only by means of a prospectus supplement and accompanying prospectus, copies of which may be obtained from: Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077 (Attn: Equity Syndicate, (800) 326-5897 or cmclientsupport@wellsfargo.com); Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036 (Attn: Prospectus Dept., (866) 718-1649 or prospectus@morganstanley.com); UBS Investment Bank, 299 Park Avenue, New York, NY 10171 (Attn: Prospectus Department or (888) 827-7275); Deutsche Bank Securities, 100 Plaza One, Jersey City, NJ 07311 (Attn: Prospectus Department, (800) 503-4611 or prospectus.cpdg@db.com); and RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281 (Attn: Prospectus Department). Investors are advised to carefully consider the investment objective, risks and charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Forward-Looking Statements
This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street Finance Corp., including failure of customary closing conditions and other customary matters. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp.
Stacey Thorne, Executive Director, Investor Relations
(914) 286-6811
stacey@fifthstreetfinance.com